SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         VELOCITY ASSET MANAGEMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                                          65-0008442
----------------------------------------                  ---------------------
(State of incorporation or organization)                    (I.R.S. employer
                                                           identification no.)


      48 S. Franklin Turnpike, 3rd Fl
               Ramsey, N.J.                                      07446
 ----------------------------------------                      ----------
 (Address of principal executive offices)                      (zip code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-1300056

Securities to be registered pursuant to Section 12(b) of the Act:

=======================================================================================
Title of each class to be so registered            Name of exchange on which each class
                                                           is to be registered
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Series A Convertible Preferred Stock                    American Stock Exchange

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

Securities to be registered pursuant to Section 12(g) of the Act: None

Item 1.  Description of Registrant's Securities to be Registered

         The securities to be registered hereby are the Series A Convertible Preferred Stock of Velocity Asset Management, Inc. (the "Company"). The description of the Series A Preferred Stock appearing under the caption, "Description of Securities," in the Prospectus included in Amendment No.2 to the Company's Registration Statement on Form SB-2 (Registration No. 333-130056), filed with the Securities and Exchange Commission on April 20, 2006, as amended from time to time (the "Registration Statement") is incorporated by reference herein. Any form of prospectus or prospectus supplement to the Registration Statement that includes such descriptions and that is subsequently filed is hereby also incorporated by reference herein.

Item 2.  Exhibits

         The following exhibits have been filed as exhibits to the Registration Statement and are incorporated herein by reference:

Exhibit
Number     Description
------     -----------

  3.1      Amended and Restated Certificate of Incorporation*

  3.2      By-laws*

  4.1      Specimen Series A Preferred Stock Certificate*

* Incorporated by reference to the corresponding exhibit of the same number filed with the Registration Statement.


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

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       VELOCITY ASSET MANAGEMENT, INC.


Dated:  May 12, 2006                   By: /s/ JOHN C. KLEINERT
                                           -------------------------------------
                                           Name: John C. Kleinert
                                           Title: Chief Executive Officer

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